UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Dryden Municipal Bond Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	4/30/2004

Date of reporting period:	4/30/2004

Item 1 - Reports to Stockholders - [ INSERT REPORT ]

Dryden Municipal Bond Fund/

High Income Series & Insured Series

Formerly known as Prudential Municipal Bond Fund/High Income Series & Insured Series

April 30, 2004	ANNUAL REPORT

FUND TYPE

Municipal Bond

OBJECTIVE

High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes.

Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

June 18, 2004

As the U.S. stock market slowed in 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and the potential for rising interest rates in the United States, we can understand why some investors may want to remain cautious. For those with long-term goals, a broadly diversified asset allocation can increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset managers that can make a difference for you. JennisonDryden equity funds are managed by Jennison Associates and Quantitative Management (QM). Prudential Fixed Income manages the JennisonDryden fixed income and money market funds. Jennison Associates, QM, and Prudential Fixed Income are part of Prudential Investment Management.

Thank you for your confidence in JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Bond Fund/High Income Series & Insured Series

Dryden Municipal Bond Fund	1

Your Series’ Performance

High Income Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/High Income Series (the Series) is to seek the maximum amount of income that is eligible for exclusion from federal income taxes. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Cumulative Total Returns[1] as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.13%	18.35%	69.34% (68.67)	132.66% (131.03)
Class B	3.95	16.97	64.16 (63.50)	185.40 (178.84)
Class C	3.69	15.53	N/A	56.82 (56.19)
Class Z	4.41	19.85	N/A	45.80 (45.51)
LB Muni Bond Index[3]	2.68	30.35	87.06	***
LB Non-Investment-Grade Muni Bond Index[4]	14.51	25.74	N/A5	****
Lipper HY Muni Debt Funds Avg.[6]	5.75	17.38	64.62	*****

Average Annual Total Returns[1] as of 3/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	2.91%	3.03%	5.21% (5.18)	5.96% (5.91)
Class B	1.91	3.45	5.29 (5.26)	6.65 (6.51)
Class C	5.65	3.35	N/A	4.95 (4.92)
Class Z	7.50	4.13	N/A	5.37 (5.34)
LB Muni Bond Index[3]	5.86	6.00	6.81	***
LB Non-Investment-Grade Muni Bond Index[4]	18.51	5.02	N/A5	****
Lipper HY Muni Debt Funds Avg.[6]	8.47	3.59	5.24	*****

Distribution and Yields[1] as of 4/30/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield[7] at Tax Rates of
			35%	38.60%
Class A	$0.53	4.08%	6.28%	6.64%
Class B	$0.50	3.99	6.14	6.50
Class C	$0.48	3.74	5.75	6.09
Class Z	$0.56	4.50	6.92	7.33

1Source: Prudential Investments LLC, Lehman Brothers, and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales

2	Visit our website at www.jennisondryden.com

Your Series Performance (continued)

charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. Through March 14, 2004, the Series charged a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

3The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lehman Brothers (LB) Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1 below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated date after December 31, 1990, and must be at least one year from their maturity date.

5The inception date of the LB Non-Investment-Grade Muni Bond Index is October 1995.

6The Lipper High Yield (HY) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

7Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. Investors cannot invest directly in an index. The returns for the Lehman Brothers Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***LB Muni Bond Index Closest Month-End to Inception cumulative total returns as of 4/30/04 are 163.34% for Class A, 234.17% for Class B, 83.23% for Class C, and 57.19% for Class Z. LB Muni Bond Index Closest Month-End to Inception average annual total returns as of 3/31/04 are 7.26% for Class A, 7.74% for Class B, 6.73% for Class C, and 6.56% for Class Z.

****LB Non-Investment-Grade Muni Bond Index Closest Month-End to Inception cumulative total return as of 4/30/04 is 55.60% for Class Z. LB Non-Investment-Grade Muni Bond Index Closest Month-End to Inception average annual total return as of 3/31/04 is 6.22% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns as of 4/30/04 are 131.38% for Class A, 189.68% for Class B, 61.18% for Class C, and 40.62% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/04 are 6.17% for Class A, 6.71% for Class B, 5.17% for Class C, and 4.81% for Class Z.

Dryden Municipal Bond Fund	3

Five Largest Issues expressed as a percentage of net assets as of 4/30/04
Memphis (TN) Ctr. City Rev. Fin. Corp.	3.8%
New Jersey (NJ) St. Econ. Dev. Auth. Rev.	1.8
New York (NY) City Mun. Wtr. Fin. Auth.	1.5
City of Cedar (IA) Rapids Rev.	1.5
Providence (RI) Redev. Agcy.	1.4

Issues are subject to change.

Portfolio Composition expressed as a percentage of net assets as of 4/30/04
Healthcare	22.3%
Corporate-Backed IDB & PCR	14.1
Prerefunded	11.4
Special Tax/Assessment District	11.1
Other	7.2
Water & Sewer	6.7
General Obligation	5.8
Tobacco	4.7
Housing	4.6
Lease-Backed Certificate of Participation	3.2
Transportation	3.1
Power	2.9
Education	2.8
Solid Waste/Resource Recovery	2.2
Total Investments	102.1
Liabilities in excess of other assets	–2.1
Total Net Assets	100.0

Portfolio composition is subject to change.

Credit Quality expressed as a percentage of net assets as of 4/30/04
Aaa	25.6%
Aa	4.3
A	8.5
Baa	16.4
Ba	7.1
B	3.1
Caa	2.2
NR	34.9
Total Investments	102.1
Liabilities in excess of other assets	–2.1
Total Net Assets	100.0

Source: Moody’s rating, defaulting to S&P when not rated.

Credit quality is subject to change.

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This Page Intentionally Left Blank

Investment Adviser’s Report—High Income Series

Prudential Investment Management, Inc.

A favorable year for lower-quality municipal bonds

Conditions in the municipal bond market were volatile during the Series’ fiscal year that began May 1, 2003. Municipal bond prices rallied strongly early in the reporting period then sold off sharply during the summer of 2003. They gradually worked their way higher over many months only to sell off again as the fiscal year drew to a close in April 2004. The wide swings in municipal bond prices largely reflected changes in the outlook for short-term interest rates that were driven by changing economic conditions in the United States. (Bond prices move inversely to interest rates.)

In this challenging market environment, municipal bonds of below-investment-grade quality performed very well as investors sought them for their attractive yields and some bond prices rose with the economic recovery. The Series owns bonds of investment-grade and below-investment-grade quality in an approximate 60/40 mix. Consequently, the Series’ returns for the fiscal year ended April 30, 2004, exceeded the Lehman Brothers Municipal Bond Index, which is composed entirely of investment-grade bonds. However, the Series’ returns substantially underperformed the Lehman Brothers Non-Investment-Grade Municipal Bond Index, which includes bonds that are either non-rated or rated below investment grade. The Series’ returns also lagged the Lipper High Yield Municipal Debt Funds Average.

Working to preserve interest income amid low interest rates

The Federal Reserve Board (the Fed) cut its target for the federal funds rate—the interest rate banks charge each other for overnight loans—by a quarter of a percentage point to 1% in late June 2003. By reducing the key short-term rate to a 45-year low, the Fed hoped to stimulate growth in what was then a sluggish economy. Considering the low level of interest rates, we tried to retain interest income in the Series by using a credit-quality barbell strategy in which one side focused largely on non-rated bonds of below-investment-grade quality. Typically these bonds have higher coupon rates relative to investment-grade bonds. On the other side of our credit-quality barbell, we took profits on some of the AAA-rated insured zero coupon bonds held by the Series and purchased AAA-rated insured bonds with above-market coupon rates that enhanced the Series’ income stream. We believed they offered a better risk/reward profile in the volatile market environment because they are less sensitive to changes in interest rates than zero coupon bonds.

A limited exposure to airline-related municipal bonds

As for allocation to specific sectors of the tax-exempt bond market, we made a strategic shift in the Series’ holdings of airline-related municipal bonds. We

6	Visit our website at www.jennisondryden.com

exchanged some of Continental Airlines municipal bonds held by the Series for AMR Corp. municipal bonds as we believed AMR debt securities were undervalued. This move worked well as AMR’s financial position improved. Nevertheless, the Series’ performance was hampered by the fact that the Series had a smaller exposure to airline-related municipal bonds than the Lehman Brothers Non-Investment-Grade Municipal Bond Index. As economic conditions improved, airline passenger traffic picked up and profitability increased. This helped airline-related municipal bonds perform well even though rising fuel costs pressured their prices late in the reporting period. We limited the Series’ exposure to this sector because it is among the most volatile in the tax-exempt market.

Moving in and out of tobacco-related municipal bonds

We continued to participate in the tobacco-related sector of the municipal bond market on an opportunistic basis. This means we purchased bonds when we believed their yields adequately compensated the Series for the risk of owning them, with the intention of selling them when they were no longer attractive on a relative basis. For example, in late 2003 we took profits on bonds backed solely by payments of tobacco companies to state governments under the Master Settlement Agreement. The bonds were purchased in early 2003 when their prices were depressed. The tobacco-related sector remains volatile because of the risk of further judgments against tobacco companies.

Maintaining the Series’ focus on the municipal bond hospital sector

The Series has a considerable exposure to municipal bonds of hospitals that generally benefited its performance for the reporting period. While some hospital bonds held by the Series are rated investment grade, others are of below-investment-grade quality, such as the defaulted municipal bonds of the Vista Hospital System located in California. During the reporting period, these bonds gained in value after Vista Hospital System was sold for a greater-than-expected amount to Universal Health Services, Inc. in January 2004. In contrast, the Series holds municipal bonds of the Somerset County Hospital Authority that performed poorly. The bonds are backed by revenues of the Meadow View Nursing Center, a facility located in Pennsylvania that has suffered from a volatile occupancy rate and reduced revenues from Medicaid and Medicare.

A shift in our investment discipline

Late in the reporting period, we initiated a shift in the Series’ investment discipline that affected its duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds

Dryden Municipal Bond Fund	7

Investment Adviser’s Report—High Income Series

Prudential Investment Management, Inc. (continued)

in its Lipper peer group. However, in the volatile trading environment of the last few months, our efforts to match the changes in the peer group durations contributed to the Series’ underperformance versus its Lipper peer group average. In late March 2004, we began implementing a strategy that positions the Series’ duration and other investment characteristics closer to the average of the Lehman Brothers Municipal Bond Index and the Lehman Brothers Non-Investment Grade Municipal Bond Index. This is in keeping with our approach of managing the Series as an “all-weather” comparatively higher-quality high yield municipal bond fund. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterwards, government figures released in early April 2004 showed that the job market had finally begun to improve along with the rest of the economy. This data caused the financial markets to speculate that the Fed would hike short-term rates in 2004. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. Having a longer duration at that time detracted from the Series returns. However, we believe this strategy of focusing on benchmarks will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

8	Visit our website at www.jennisondryden.com

Your Series’ Performance

Insured Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/Insured Series (the Series) is to seek the maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Cumulative Total Returns[1] as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	0.13%	24.77%	74.12% (73.64)	139.06% (137.08)
Class B	–0.14	23.21	68.76 (68.30)	185.09 (171.49)
Class C	–0.39	21.70	N/A	61.38 (60.93)
Class Z	0.40	26.24	N/A	51.06 (50.92)
LB Muni Bond Index[3]	2.68	30.35	87.06	***
Lipper Insured Muni Debt Funds Avg.[4]	1.05	23.50	71.60	****

Average Annual Total Returns[1] as of 3/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.11%	4.35%	5.63% (5.60)	6.25% (6.19)
Class B	–1.03	4.80	5.73 (5.70)	6.74 (6.44)
Class C	2.62	4.70	N/A	5.41 (5.38)
Class Z	4.33	5.48	N/A	6.04 (6.03)
LB Muni Bond Index[3]	5.86	6.00	6.81	***
Lipper Insured Muni Debt Funds Avg.[4]	4.75	4.93	5.86	****

Distribution and Yields[1] as of 4/30/04
	Total Distributions	30-Day	Taxable Equivalent Yield[5] at Tax Rates of
	Paid for 12 Months	SEC Yield	35%	38.60%
Class A	$0.72	2.09%	3.22%	3.40%
Class B	$0.69	1.93	2.97	3.14
Class C	$0.66	1.67	2.57	2.72
Class Z	$0.75	2.43	3.74	3.96

1Source: Prudential Investments LLC, Lehman Brothers, and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares

Dryden Municipal Bond Fund	9

Your Series’ Performance (continued)

respectively, the returns for these classes would have been lower. Through March 14, 2004, the Series charged a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

3The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper Insured Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Insured Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues insured as to timely payment.

5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. Investors cannot invest directly in an index. The returns for the LB Muni Bond Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***LB Muni Bond Index Closest Month-End to Inception cumulative total returns as of 4/30/04 are 163.34% for Class A, 234.17% for Class B, 83.23% for Class C, and 57.19% for Class Z. LB Muni Bond Index Closest Month-End to Inception average annual total returns as of 3/31/04 are 7.26% for Class A, 7.74% for Class B, 6.73% for Class C, and 6.56% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 4/30/04 are 136.90% for Class A, 202.25% for Class B, 67.57% for Class C, and 45.25% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/04 are 6.47% for Class A, 7.10% for Class B, 5.77% for Class C, and 5.47% for Class Z.

Five Largest Issues expressed as a percentage of net assets as of 4/30/04
Hawaii Dept. Budget & Fin.	2.7%
Metro. Trans. Auth. NY Svc. Contract	2.4
Detroit Wtr. Sup. Sys.	2.4
Washington St. Pub. Pwr. Supply	2.4
California St.	2.2

Issues are subject to change.

10	Visit our website at www.jennisondryden.com

Portfolio Composition expressed as a percentage of net assets as of 4/30/04
General Obligation	23.8%
Transportation	18.1
Water & Sewer	16.7
Lease-Backed Certificate of Participation	7.3
Healthcare	5.7
Power	5.7
Special Tax/Assessment District	5.3
Prerefunded	5.3
Corporate-Backed IDB & PCR	3.8
Education	3.0
Housing	2.9
Other	2.2
Tobacco	1.8
Other Muni	1.7
Solid Waste/Resource Recovery	0.7
Total Investments	104.0
Liabilities in excess of other assets	–4.0
Total Net Assets	100.0

Portfolio composition is subject to change.

Credit Quality expressed as a percentage of net assets as of 4/30/04
Aaa	95.1%
Aa	2.6
A	6.3
Total Investments	104.0
Liabilities in excess of other assets	–4.0
Total Net Assets	100.0

Source: Moody’s rating, defaulting to S&P when not rated.

Credit quality is subject to change.

Dryden Municipal Bond Fund	11

Investment Adviser’s Report—Insured Series

Prudential Investment Management, Inc.

A challenging year for insured municipal bonds

The Series’ fiscal year that began May 1, 2003 proved to be a challenging time in the tax-exempt bond market, particularly for insured municipal bonds. Municipal bond prices fluctuated sharply as changing economic conditions in the United States led to changes in the outlook for short-term interest rates. (Bond prices move in the opposite direction of interest rates.) Because insured municipal bonds tend to be more interest-rate sensitive than uninsured municipal bonds, insured municipal bond prices were among the most volatile in the tax-exempt market. For the reporting period, the insured municipal bond sector underperformed the broader municipal bond market.

When the reporting period began, financial markets expected the Federal Reserve Board (the Fed) to cut short-term rates aggressively in an effort to stimulate growth in what was then a sluggish economy. Anticipation of easier monetary policy led investors to accept lower yields on municipal bonds, which drove municipal bond prices higher. The long-awaited rate cut occurred in late June 2003. The Fed reduced its target for the federal funds rate—the interest rates banks charge each other for overnight loans—by a quarter of a percentage point to 1%, its lowest level in 45 years. However, disappointment over the modest size of the rate cut (some investors had expected a reduction of half a percentage point) sparked a sharp sell-off in the municipal bond market during the summer of 2003.

Long-term municipal bond exposure too small during key period

Over many months, municipal bond prices gradually worked their way higher as the Fed left short-term rates at low levels to support the economy. We took profits on some AAA-rated insured zero coupon bonds held by the Series and reinvested the proceeds in AAA-rated insured bonds with above-market coupon rates in order to enhance the Series’ income stream. In addition, we sold municipal bonds in the 10-year maturity sector and purchased municipal bonds in the 30-year maturity sector because we believed long-term bonds were attractively priced compared to intermediate-term debt securities. However, we held on to a considerable amount of tax-exempt bonds in the 10-year maturity sector to avoid creating large capital gains that would have lessened the advantage of the Series’ tax-exempt coupon payments. Consequently, the Series did not have a large enough exposure to municipal bonds in the 30-year maturity category during the months when the tax-exempt market rallied. This detracted from the Series’ performance relative to its Lipper Average and its benchmark, the Lehman Brothers Municipal Bond Index (the Index).

Selective exposure to tobacco-related bonds and California bonds

The Series is allowed to invest in a limited amount of municipal bonds that are not insured. During the reporting period, we purchased municipal bonds backed by

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payments of tobacco companies to state governments under the Master Settlement Agreement (MSA). Additionally, these bonds are also obligations of the state of New York. Consequently, in the event that the MSA revenues are insufficient to pay debt service on the bonds in the first instance, bondholders would be paid from funds of the state of New York. The bonds performed relatively well because they are supported by two sources of revenue rather than just the MSA payments. On the whole, the tobacco-related sector of the municipal bond market remains volatile due to the risk of further judgments against tobacco companies.

California is among the largest issuers of municipal bonds. From time to time, the California bond sector came under pressure as the tax-exempt market struggled to absorb a large supply of new bonds from issuers in the Golden State. Therefore we limited the Series’ exposure to insured California bonds, which benefited its performance during its 12-month reporting period.

A shift in our investment discipline

Late in the reporting period, we initiated a shift in the Series’ investment discipline that affected its duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of the funds in its Lipper peer group. However, in the volatile trading environment of the last few months, our efforts to match the changes in the peer group durations contributed to the Series’ underperformance versus its Lipper peer group average. In late March 2004, we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with those of the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterwards, government figures released in early April 2004 showed that the job market had finally begun to improve along with the rest of the economy. This data caused the financial markets to speculate that the Fed would hike short-term rates in 2004. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. The decline was sharper among insured municipal bonds because, as mentioned earlier, they tend to be more sensitive to changes in interest rates than uninsured bonds. Having a longer duration at the time detracted from the Series return. However, we believe that this strategy of focusing on the Index will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Dryden Municipal Bond Fund	13

Portfolio of Investments

as of April 30, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%

Alabama 0.3%
Camden Ind. Dev. Brd. Facs. Rev., Rfdg. Weyerhaeuser, Ser. A	BBB(b)	6.125%	12/01/24	$1,000	$1,049,830
Ser. B, A.M.T.	BBB(b)	6.375	12/01/24	1,000	1,053,040

					2,102,870

Alaska 0.5%
Northern Tobacco Secur. Corp., Asset Bkd. Bonds	Baa3	6.50	6/01/31	3,500	3,190,250

Arizona 2.3%
Coconino Cnty. Poll. Ctrl. Corp. Rev. Tuscon Elec. Pwr., Navajo,
Ser. A, A.M.T.	Ba3	7.125	10/01/32	5,000	5,140,450
Ser. B	Ba3	7.00	10/01/32	1,700	1,749,878
Pima Cnty. Ind. Dev. Auth. Multi-Fam. Mtge. Rev., La Cholla Proj., A.M.T.	NR	8.50	7/01/20	8,785	8,867,755

					15,758,083

California 11.2%
Abag Fin. Auth. Nonprofit Corps., C.O.P. Amer. Baptist Homes, Ser. A	BB+(b)	6.20	10/01/27	3,200	3,139,776
California St., G.O.	Aaa	5.25	2/01/27	4,905	4,997,655
California St. Pub. Wks. Brd. Lease Rev.,
Dept. Mental Hlth., Coalinga, Ser. A	Baa2	5.50	6/01/19	2,000	2,086,420
Dept. Mental Hlth., Coalinga, Ser. A	Baa2	5.50	6/01/20	2,000	2,075,160
Dept. Mental Hlth., Coalinga, Ser. A	Baa2	5.50	6/01/22	2,000	2,052,860
California Statewide Cmntys. Dev. Auth. Rev., Kaiser Permanente, Ser. G	A(b)	2.30	4/01/34	3,400	3,333,666

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Capistrano Uni. Sch. Dist. Cmnty. Facs., Talega	NR	6.00%	9/01/33	$1,000	$1,001,530
Central California Joint Pwr. Hlth. Fin. Auth., C.O.P., Cmnty. Hosps. of Central California	Baa2	6.00	2/01/30	2,550	2,587,562
Foothill/Eastern Trans. Corridor Agcy. Toll Rd. Rev., C.A.B.S.	Baa3	Zero	1/15/28	11,700	8,535,267
Golden St. Securitization Corp. Tobacco Settlement Rev., Asset Bkd., Ser. B	Baa2	5.50	6/01/43	3,500	3,422,825
Asset Bkd., Ser. B	Baa2	5.75	6/01/23	3,940	4,058,042
Lincoln Impvt. Bond Act 1915, Pub. Fin. Auth., Twelve Bridges	NR	6.20	9/02/25	3,615	3,687,119
Los Angeles Cmnty. Redev. Agcy. Cmnty. Redev. Fin. Auth. Rev., Bunker Hill Proj., Ser. A, F.S.A.	Aaa	5.00	12/01/22	4,500	4,558,905
Los Angeles Wtr. & Pwr. Rev. Pwr. Sys.,
Ser. B, F.S.A.	Aaa	5.125	7/01/15	1,000	1,072,100
Ser. B, F.S.A.	Aaa	5.125	7/01/16	1,000	1,065,820
Ser. B, F.S.A.	Aaa	5.125	7/01/17	2,100	2,223,480
Ser. B, F.S.A.	Aaa	5.125	7/01/18	1,555	1,638,022
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked, S.A.V.R.S., R.I.B.S.	Aa2	6.20	2/14/11	7,000	8,055,670
Perris California Cmnty. Facs. Dist., Spec. Tax, No. 01-2, Ser. A	NR	6.25	9/01/23	3,000	2,989,680
Rancho Cordova Cmnty. Facs. Dist.,
Spec. Tax No. 2003-1, Sunridge Anatolia	NR	6.00	9/01/33	1,000	962,970
Spec. Tax No. 2003-1, Sunridge Anatolia	NR	6.10	9/01/37	2,000	1,928,180
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.	Aaa	Zero	8/01/11	1,440	1,076,400

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	15

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Saugus Uni. Sch. Dist. Cmnty. Facs.	NR	6.00%	9/01/33	$1,800		$1,756,890
Stockton Redev. Agcy. Rev., Stockton Events Ctr., Arena Proj., F.G.I.C.	Aaa	5.00	9/01/36	1,250		1,232,550
University Revs.,
Hosp. UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.50	5/15/23	1,330		1,419,722
Res. Facs., Ser. E, A.M.B.A.C.	Aaa	5.00	9/01/18	2,115		2,189,363
Vallejo, Touro Univ., C.O.P.	Ba3	7.375	6/01/29	3,500		3,615,360

						76,762,994

Colorado 3.6%
Black Hawk Bus. Impvt. Dist.	NR	7.75	12/01/19	5,285	(d)	6,560,852
Colorado Springs Hosp. Rev.	A3	6.375	12/15/30	2,500		2,658,525
Denver Urban Ren. Auth. Tax, Inc.,
Rev.	NR	7.50	9/01/04	330		330,505
Rev.	NR	7.75	9/01/16	4,000		4,234,840
Lake Creek Affordable Hsg. Corp. Multi-Fam. Rev.,
Ser. A	NR	6.25	12/01/23	4,935		4,366,340
Ser. B	NR	7.00	12/01/23	960		857,923
Superior Metro. Dist. No. 1, Wtr. & Swr. Rev.	NR	8.50	12/01/13	5,340	(d)	5,647,584

						24,656,569

Connecticut 0.8%
Connecticut St., 1060 R, G.O., R.I.T.E.S.	AAA(b)	8.721	11/15/09	5,000		5,303,700

Florida 6.0%
Arbor Greene Cmnty. Dev. Dist., Spec. Assmt. Rev.	NR	6.50	5/01/07	390		391,346
Bayside Impvt. Comnty. Dev. Dist., Ser. B	NR	6.375	5/01/18	1,370		1,398,332
Broward Cnty. Res. Recov. Rev., Rfdg. Wheelabrator, Ser. A	A3	5.50	12/01/08	4,000		4,383,320
Escambia Cnty. Hlth. Fac. Rev., Hlthcare. Fac., A.M.B.A.C.	Aaa	5.95	7/01/20	500		521,515

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Florida Hsg. Fin. Corp. Rev., Westchase Apts., Ser. B, A.M.T.	NR	6.61%	7/01/38	$3,895		$3,401,270
Florida St. Corr. Privatization Cmnty. Cert. Partner,
Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/16	3,825		4,028,643
Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/17	1,660		1,737,173
Ser. B, C.O.P., A.M.B.A.C.	Aaa	5.00	8/01/14	2,020		2,156,855
Hillsborough Cnty. Ind. Dev. Auth. Hosp. Rev., Tampa Gen. Hosp. Proj., Ser. B	Baa1	5.25	10/01/28	1,000		973,130
Hillsborough Cnty. Ind. Dev. Auth. Rev., Lakeshore Villas Proj., Ser. A	NR	6.75	7/01/29	4,000		3,389,360
North Springs Impvt. Dist. Wtr. Mgmt.,
Ser. A	NR	8.20	5/01/24	1,798	(d)	1,832,755
Ser. B	NR	8.30	5/01/24	1,580		1,614,302
Oakstead Cmnty. Dev. Dist., Cap. Impvt., Ser. B	NR	6.50	5/01/07	1,250		1,253,362
Orlando Util. Cmnty. Wtr. & Elec. Rev., Ser. D, E.T.M.	Aa1	6.75	10/01/17	2,000		2,431,300
Palm Beach Cnty. Hsg. Auth. Rev., Ser. A	NR	7.75	3/01/23	4,020		4,122,269
Palm Beach Cnty. Pub. Impvt. Rev., Convention Ctr. Proj., F.G.I.C.	Aaa	5.00	11/01/30	3,500		3,805,270
Stoneybrook West Cmnty. Dev. Dist. Spec. Assmt. Rev., Ser. B	NR	6.45	5/01/10	1,090		1,098,066
Vista Lakes Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. B	NR	6.35	5/01/05	185		185,024
Volusia Cnty. Sch. Brd. Sales Tax Rev., F.S.A.	Aaa	5.00	10/01/10	2,500		2,734,150

						41,457,442

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	17

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Georgia 0.5%
Atlanta Arpt. Facs. Rev., Rfdg. M.B.I.A., A.M.T., C.A.B.S.	Aaa	Zero	1/01/10	$1,650		$1,236,609
Fulton Cnty. Residential Care Facs., Canterbury Court Proj., Ser. A	NR	6.125%	2/15/34	1,200		1,162,392
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aaa	6.15	2/01/20	1,000		1,176,470

						3,575,471

Hawaii 0.3%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000		2,070,840

Illinois 5.6%
Cary Illinois Spec. Tax Spec. Svcs.,
Area No. 1, Cambridge, Ser. A	NR	7.625	3/01/30	3,968		4,284,289
Area No. 2, Foxford Hill	NR	7.50	3/01/30	4,950		5,302,143
Chicago Illinios Proj. & Rfdg., F.G.I.C.	Aaa	5.25	1/03/28	4,375		4,427,500
Gilberts Illinois Spec. Svcs. Area No. 9, Spec. Tax, Big Timber Proj.	NR	7.75	3/01/27	5,000		5,407,350
Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advnmt. Fdg. Univ. Ctr. Proj.	Baa2	6.25	5/01/30	2,000		2,035,780
Illinois Hlth. Facs. Auth. Rev.,
Midwest Physician Grp. Ltd. Proj.	BB+(b)	8.10	11/15/14	2,550	(d)	2,683,161
Proj.	BB+(b)	8.125	11/15/19	3,285	(d)	3,469,289
Kane & De Kalb Cntys. Sch. Dist., No. 301, C.A.B.S., A.M.B.A.C.	Aaa	Zero	12/01/11	3,360		2,474,573
McLean & Woodford Cntys. Cmnty. Unit Sch. Dist. No. 005, G.O., F.S.A.	Aaa	5.625	12/01/17	4,535		4,976,482
Robbins Illinois Res. Recov. Rev. Restruct. Proj.,
Ser. A, A.M.T.	NR	8.375	10/15/16	5,031	(c)	11,069
Ser. B, A.M.T.	NR	8.375	10/15/16	1,969	(c)	4,331

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Round Lake Rev.	NR	6.70%	3/01/33	$1,000		$1,023,860
Winnebago Cnty. Hsg. Auth. Park Tower Assoc., Sec. 8	NR	8.125	1/02/11	2,586		2,590,893

						38,690,720

Indiana 0.4%
Indiana Hlth. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind., Ser. A	BBB-(b)	6.00	3/01/34	3,000		2,878,890

Iowa 3.0%
City of Cedar Rapids Rev., First Mtge.,
Cottage Grove Place Proj.	AAA(b)	9.00	7/01/18	9,090	(d)	10,036,360
Cottage Grove Place Proj.	AAA(b)	9.00	7/01/25	4,435	(d)	4,907,283
Iowa St. Fin. Auth. Hlthcare., Facs. Rev., Mercy Hlth. Initiatives Proj.	NR	9.25	7/01/25	4,895		5,751,870

						20,695,513

Louisiana 1.3%
Calcasieu Parish, Inc., Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj.	Baa3	6.625	2/01/16	3,500		3,697,120
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.	Ba1	7.70	12/01/14	5,000		5,070,800

						8,767,920

Maine 0.6%
Maine Hlth. & Higher Edl. Facs. Auth. Rev., Piper Shores,
Ser. A	NR	7.50	1/03/19	1,000		1,035,930
Ser. A	NR	7.55	1/04/29	3,000		3,095,550

						4,131,480

Maryland 2.0%
Anne Arundel Cnty. Spec. Oblig., Arundel Mills Proj.	NR	7.10	7/01/29	3,000	(d)	3,623,340
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.	A3	6.75	7/01/30	5,000		5,640,650

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	19

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Northeast Wste. Disp. Auth. Rev.,
Sludge Corp. Facs.	NR	7.25%	7/01/07	$1,969		$2,103,148
Sludge Corp. Facs., A.M.T.	NR	8.50	7/01/07	2,260		2,500,532

						13,867,670

Massachusetts 2.3%
Massachusetts St., Cons. Ln., G.O., Ser. C	Aa2	5.25	11/01/30	1,495	(d)	1,646,458
Massachusetts St. Coll. Bldg., Proj. & Rfdg. Bonds, Ser. A	Aa2	7.50	5/01/14	1,750		2,207,853
Massachusetts St. Dev. Fin. Agcy. Rev., Hlthcare. Fac., Alliance, Ser. A	NR	7.10	7/01/32	4,100		3,973,474
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev. Caritas Christi Oblig. Grp., Rfdg., Ser. A	Baa3	5.75	7/01/28	2,000		1,859,520
Ser. B	Baa3	6.75	7/01/16	3,595		3,888,064
Massachusetts St. Wtr. Poll. Abatement Trust, Pool Proj., Ser. 9	Aaa	5.25	8/01/33	2,500		2,558,675

						16,134,044

Michigan 3.3%
Detroit Wtr. Sup. Sys., Ser. B, M.B.I.A.	Aaa	5.25	7/01/32	7,500		7,660,950
Kalamazoo Michigan Hosp. Fin. Auth. Hosp. Fac. Rev., E.T.M.	Aaa	9.258(f)	6/01/11	2,000		2,091,600
Michigan Mun. Bond Auth. Rev.,
Clean Wtr. St. Revolving Fd.	Aaa	5.00	10/01/11	3,115		3,394,540
Clean Wtr. St. Revolving Fd.	Aaa	5.00	10/01/12	2,465		2,668,412
Drinking Wtr. St. Revolving Fd.	Aaa	5.25	10/01/12	2,950		3,246,062
Michigan St. Hosp. Fin. Auth. Rev., Pontiac Osteopathic, Ser. A	Baa3	6.00	2/01/14	3,045		3,057,697

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Michigan St. Strategic Fd. Res. Recov. Ltd. Oblig. Rev. Central Wayne Engy. Rec.,
Ser. A, A.M.T.	NR	6.90%	7/01/19	$1,500	(c)(h)	$75,000
Ser. A, A.M.T.	NR	7.00	7/01/27	6,500	(c)(h)	325,000

						22,519,261

Minnesota 0.4%
St Paul Hsg. & Redev. Auth. Hosp. Rev., Hltheast Proj., Ser. A	Ba2	6.625	11/01/17	2,500		2,527,725

Nevada 1.8%
Clark Cnty. Impvt. Dist.,
No. 121, Southern Highlands Area	NR	7.50	12/01/19	4,815		5,189,029
Spec. Impvt. Dist. No. 142, Loc. Impvt.	NR	6.10	8/01/18	2,000		2,015,580
North Las Vegas Local Impvt.,
Spec. Impvt. Dist. No. 60 Aliante	NR	5.60	12/01/12	1,525		1,539,396
Spec. Impvt. Dist. No. 60 Aliante	NR	6.40	12/01/22	1,250		1,248,563
Washoe Cnty. Wtr. Fac. Rev.,
Sierra Pac. Pwr. Co., A.M.T.	BB(b)	5.00	3/01/36	2,500		2,500,900

						12,493,468

New Hampshire 0.7%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev., Antioch Coll.	NR	7.875	12/01/22	4,790		4,892,698

New Jersey 8.6%
Camden Cnty. Auth. Rev., Hlthcare. Redev. Cooper Proj.	Ba2	6.00	2/15/27	2,250		2,073,150
Jersey City, Gen. Impvt., Ser. B, F.S.A.	Aaa	5.00	9/01/18	2,955		3,087,059
New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc. Proj., A.M.T.	Caa2	6.25	9/15/29	2,500		1,954,150

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	21

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Kapkowski Rd., Ser. A	Aaa	6.375%	4/01/31	$7,000	(d)	$8,382,920
Kapkowski Rd., Ser. A, C.A.B.S., E.T.M.	Aaa	Zero	4/01/12	1,115		803,068
Rfdg. First Mtge. Franciscan Oaks Proj.	NR	5.70	10/01/17	165		150,437
New Jersey Hlthcare. Facs. Fin. Auth. Rev.,
Cherry Hill Proj.	NR	8.00	7/01/27	5,000		5,115,400
Pascack Valley Hosp. Assoc.	BB+(b)	6.625	7/01/36	2,000		2,071,140
Raritan Bay Med. Ctr.	NR	7.25	7/01/14	3,700		3,810,297
Raritan Bay Med. Ctr.	NR	7.25	7/01/27	4,000		4,088,440
Somerset Med. Ctr.	Baa2	5.50	7/01/33	2,750		2,672,010
St. Peters Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	2,250		2,459,542
New Jersey St. Econ. Dev. Auth. Rev., First Mtge. Fellowship Vlge. Proj., Ser. A	Aaa	9.25	1/01/25	11,500	(d)	12,325,930
New Jersey St. Edl. Facs. Auth. Rev., Felician Coll. of Lodi, Ser. D	NR	7.375	11/01/22	3,700		3,707,400
Tobacco Settlement Fin. Corp.	A3	6.25	6/01/43	7,250		6,311,270

						59,012,213

New Mexico 0.9%
New Mexico St. Hosp. Equip. Ln. Council Rev., Mem. Med. Ctr., Inc. Proj.	B1	5.375	6/01/18	1,000		974,420
New Mexico St. Hosp. Rev., Mem. Med. Ctr., Inc. Proj.	B1	5.50	6/01/28	5,370		5,182,963

						6,157,383

New York 9.3%
Brookhaven New York Ind. Dev. Agcy. Civic Facs. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.25	11/15/30	4,000	(e)	4,173,160
Metro. Trans. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.50	11/15/18	4,045		4,391,940
Metro. Trans. Auth. Svc. Contract, Ser. B, M.B.I.A.	Aaa	5.50	7/01/19	3,050		3,298,544
New York City Mun. Wtr. Auth. Rev., Ser. F	Aa2	5.00	6/15/29	8,440		8,379,823

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.	Aaa	9.17(f)%	6/15/09	$10,000	(d)(e)	$10,287,800
New York City Transitional Fin. Auth. Rev., Ser. C	Aa2	5.50	2/15/16	2,500		2,707,000
New York St. Engy. Res. & Dev. Auth. Poll. Ctrl. Rev., Cent. Hudson Gas & Elec., Ser. A, A.M.T.	Aaa	3.00	12/01/28	3,300		3,243,504
New York St. Environ. Facs. Rev. Corp., Revolving Funds, Ser. B	Aaa	5.00	6/15/27	780		784,610
New York St. Urban Dev. Corp. Corr. & Youth Facs. Svcs., Ser. A	A3	5.00	1/01/09	3,000		3,241,830
Suffolk Cnty. Ind. Dev. Agcy. Civic Facs. Rev., South Hampton Hosp. Assoc., Ser. B	NR	7.625	1/01/30	5,000		5,032,300
Tobacco Settlement Fin. Corp.,
Asset Bkd., Ser. A-1	A3	5.50	6/01/14	8,000		8,577,440
Ser. C-1	A3	5.50	6/01/14	3,500		3,752,630
Ser. C-1	A3	5.50	6/01/15	6,000		6,398,280

						64,268,861

North Carolina 0.3%
North Carolina Mun. Pwr. Agcy. Pwr. Sys. Rev., Rfdg., Ser. D	Baa3	5.125	1/02/26	2,000		1,927,620

North Dakota 0.9%
Ward Cnty. Hlthcare. Facs. Rev., Rfdg. Trinity Oblig.,
Group A	BBB+(b)	6.25	7/01/26	4,110		4,165,567
Group B	BBB+(b)	6.25	7/01/21	2,000		2,048,460

						6,214,027

Ohio 0.6%
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	3,000		3,300,090
Ohio St. Solid Wste. Rev.,
CSC Ltd. Proj., A.M.T.	NR	8.50	8/01/22	7,000	(c)	0
Rep. Eng. Steels, Inc., A.M.T.	NR	9.00	6/01/21	2,250	(c)	225
Richland Cnty. Hosp. Facs. Rev., Rfdg. Medcentral Hlth. Sys., Ser. A	A-(b)	6.125	11/15/16	1,000		1,071,640

						4,371,955

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	23

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Oklahoma 0.6%
Tulsa Mun. Arpt. Trust Rev., Rfdg, AMR Corp., Ser. A, A.M.T.	Caa2	5.80%	6/01/35	$4,350		$4,260,694

Oregon 0.8%
Oregon St. Dept. Administrative Svcs. Lottery Rev., Ser. A, F.S.A.	Aaa	5.00	4/01/11	5,000		5,470,100

Pennsylvania 4.7%
Allegheny Cnty. Hosp. Dev. Auth. Rev. Hlth. Sys.,
Ser. B	B2	9.25	11/15/15	1,000		1,117,440
Ser. B	B2	9.25	11/15/22	1,825		2,039,328
Ser. B	B2	9.25	11/15/30	2,500		2,790,825
Allentown Area Hosp. Auth. Rev., Sacred Heart Hosp. of Allentown, Ser. B	Baa3	6.75	11/15/15	2,900		2,913,427
Cumberland Cnty. Mun. Auth. Ret. Cmnty. Rev., Wesley Affiliated Svcs., Ser. A	NR	7.25	1/01/35	4,000		3,950,920
Delaware Cnty. Ind. Dev. Auth. Rev., Rfdg. Res. Recov. Facs., Ser. A	Baa3	6.00	1/01/09	6,500		6,971,055
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj.	A-(b)	5.50	3/15/26	780		785,055
Langhorne Manor Boro. Higher Ed. & Hlth. Auth. Rev., Hosp. Lower Bucks Hosp.	B2	7.35	7/01/22	5,650		5,468,070
Philadelphia Hosps. & Higher Ed. Facs. Auth. Rev.,
Grad. Hlth. Sys.	Ca	7.00	7/01/05	1,651	(c)	16
Grad. Hlth. Sys.	Ca	7.25	7/01/18	2,269	(c)	23
Grad. Hlth. Sys., Ser. A	Ca	6.25	7/01/13	2,015	(c)	20
Somerset Cnty. Hosp. Auth. Rev.,
Hlthcare. First Mtge.	NR	8.40	6/01/09	1,425		879,795
Hlthcare. First Mtge.	NR	8.50	6/01/24	8,805		5,436,207

						32,352,181

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Rhode Island 1.4%
Providence Redev. Agcy., C.O.P., Ser. A	NR	8.00%	9/01/24	$9,270	(d)	$9,646,177

South Carolina 0.8%
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Palmetto Hlth., Ser. C	Baa2	6.875	8/01/27	5,000		5,378,250

South Dakota 0.6%
South Dakota Econ. Dev. Fin. Auth., Dakota Park, A.M.T.	NR	10.25	1/02/19	4,355		4,404,952

Tennessee 5.9%
Bradley Cnty. Ind. Dev. Brd., Rfdg. Olin Corp. Proj., Ser. C	Baa3	6.625	11/01/17	2,000		2,122,520
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Rfdg. First Mtge., Ser. A, M.B.I.A.	Aaa	6.75	7/01/17	2,000		2,410,000
Memphis Ctr. City Rev., Fin. Corp., Ser. B	NR	6.50	9/01/28	26,000		26,130,780
Rutherford Cnty. Hlth. & Edl. Facs. Brd., First Mtge. Rev.	NR	9.50	12/01/19	6,300		6,483,897
Shelby Cnty. Hlth. Edl. & Hsg. Fac. Brd. Hosp. Rev., Methodist Hlthcare.	Baa1	6.50	9/01/26	3,500		3,772,405

						40,919,602

Texas 8.1%
Abilene Texas Hlth. Facs. Dev. Corp. Ret. Facs. Rev., Sears Methodist Ret., Ser. A	NR	7.00	11/15/33	1,500		1,553,295
Austin Hsg. Fin. Corp. Multi-Fam. Hsg. Rev., Stony Creek, Ser. A	Ba2	7.75	11/01/29	9,345		9,252,765
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj.,
Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,750		1,849,225
Ser. D	Baa2	5.40	10/01/29	1,000		1,031,310

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	25

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Dallas-Fort Worth Int’l. Arpt. Fac. Impvt. Corp. Rev.,
American Airlines, Inc.	Caa2	6.00%	11/01/14	$3,050		$2,105,079
American Airlines, Inc.	Caa2	6.375	5/01/35	2,000		1,308,880
American Airlines, Ser. B, A.M.T.	Caa2	6.05	5/01/29	4,500		4,263,975
American Airlines, Ser. C	Caa2	6.15	5/01/29	3,600		3,149,352
Harris Cnty., Toll Rd., Sr. Lien, Ser. B-1, F.G.I.C.	Aaa	5.00	8/15/16	2,500		2,642,000
Houston Hlth. Facs. Dev. Corp. Ret. Fac. Rev., Buckingham Sr. Living Cmnty., Ser. A	NR	7.125	2/15/34	1,250		1,240,650
Katy Texas Dev. Auth. Rev., Tax Increment Contract, Ser. B	NR	6.00	6/01/18	4,000		3,921,640
Lower Colo River Auth., Rfdg., Trans. Svcs. Corp. Proj., Ser. C	Aaa	5.25	5/15/24	4,515		4,642,504
Matagorda Cnty. Nav. Dist. No. 1 Poll. Ctrl. Rev.,
Rfdg. Central Pwr., Ser. A	Baa2	2.15	5/01/30	5,000		4,995,700
Rfdg. Central Pwr., Ser. B, A.M.T.	Baa2	2.35	5/01/30	2,500		2,497,875
Matagorda Cnty. Nav. Dist. No. 1 Rev., Coll. Centerpoint Engy. Proj.	Ba2	5.60	3/01/27	2,000		1,990,380
North Central Texas Hlth. Fac. Dev. Corp. Rev., Ret. Fac. Sr. Hsg., Ser. A	NR	7.50	11/15/29	5,000		5,161,750
Royse City Indpt. Sch. Dist., Sch. Bldg., G.O., P.S.F.G.	AAA(b)	5.00	8/15/28	2,800		2,786,532
Sabine River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000		1,038,400
Texas Mun. Pwr. Agcy. Rev., M.B.I.A., E.T.M.	Aaa	Zero	9/01/15	50		29,464

						55,460,776

Utah 0.2%
Carbon Cnty. Solid Wste. Disp. Rev., Rfdg. Laidlaw Environ., Ser. A, A.M.T.	NR	7.45	7/01/17	1,000		1,032,400
Tooele Cnty. Poll. Ctrl. Rev., Rfdg. Laidlaw Environ., Ser. A, A.M.T.	NR	7.55	7/01/27	4,000	(c)	168,000

						1,200,400

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Virginia 3.4%
Chesterfield Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Virginia Elec. & Pwr., Ser. A	A3	5.875%	6/01/17	$2,000	$2,132,260
Gloucester Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Svcs., Ser. A Rmkt. 5/3/04, A.M.T.	BBB(b)	5.125	9/01/38	2,700	2,697,732
Norfolk Redev. & Hsg. Auth., Multi-Fam. Rental Hsg. Facs. Rev., A.M.T.	NR	8.00	9/01/26	5,825	5,849,756
Pittsylvania Cnty. Ind. Dev. Auth. Rev., Multitrade, Ser. A, A.M.T.	NR	7.55	1/02/19	2,500	2,426,050
Pocahontas Pkwy. Assoc. Toll Rd. Rev., C.A.B.S.,
Ser. B	BB(b)	Zero	8/15/16	7,000	2,688,070
Ser. C	B1	Zero	8/15/16	3,300	830,049
Ser. C	B1	Zero	8/15/32	6,200	410,502
Ser. C	B1	Zero	8/15/33	6,200	393,266
Ser. C	B1	Zero	8/15/35	5,500	289,025
Roanoke Cnty. Ind. Dev. Auth. Residential Care Fac. Rev., Ser. A	NR	4.40	7/01/08	4,000	3,992,240
Sussex Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Atlantic Wste., Ser. A, Rmkt. 5/3/04, A.M.T.	BBB(b)	5.125	6/01/28	1,600	1,599,376

					23,308,326

Washington 1.9%
Bellevue Conv. Ctr. Auth., King City, Oblig. Rev., M.B.I.A.	Aaa	Zero	2/01/10	870	701,037
Energy Northwest Elec. Rev.,
Columbia Generating, Ser. B, A.M.B.A.C.	Aaa	6.00	7/01/18	5,050	5,667,413
Proj. No. 1, Ser. B, M.B.I.A.	Aaa	6.00	7/01/17	4,300	4,830,405
Port Seattle Spec. Facs. Rev., Northwest Airlines Proj., A.M.T.	NR	7.125	4/01/20	600	534,408
Washington St. Pub. Pwr. Sup. Sys. Rev., Nuclear Proj. No.1, Ser. B, E.T.M.	Aaa	7.25	7/01/09	920	1,047,236

					12,780,499

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	27

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)		Value (Note 1)

West Virginia 1.2%
West Virginia St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B	A2	6.75%	9/01/30		$7,000	(d)	$8,397,340

Wisconsin 1.9%
Manitowoc Elec. Rev., Power Sys., F.G.I.C.	Aaa	5.25	10/01/34		5,000		5,075,800
Oconto Falls Cmnty. Dev. Auth. Dev. Rev., A.M.T.	NR	8.125	12/01/22		1,395	(h)	1,224,656
Oconto Falls Tissue, Inc. Proj., A.M.T.	NR	7.75	12/01/22		8,000	(h)	6,756,960

							13,057,416

Trust Territories 0.4%
Northern Mariana Islands Comnwlth., Ser. A, G.O.	Ba3	6.75	10/01/33		3,000		3,022,200

Total long-term investments (cost $702,687,568)							684,088,580

SHORT-TERM INVESTMENTS 2.7%

Alabama 0.1%
Mobile Ind. Dev. Brd. Rev., Alabama Pwr. Co. Barry Plant Proj., Ser. B, A.M.T., F.R.D.D.	VMIG1	1.15	5/03/04	(g)	300		300,000

Delaware 0.5%
Delaware St. Econ. Dev. Auth. Rev.,
Delmarva Pwr. & Lt. Co. Proj., A.M.T., F.R.D.D.	VMIG2	1.28	5/03/04	(g)	3,100		3,100,000
Delmarva Pwr. & Lt. Co. Proj., Ser. A, A.M.T., F.R.D.D.	VMIG2	1.28	5/03/04	(g)	200		200,000

							3,300,000

Florida 0.4%
Miami Dade Cnty. Ind. Dev. Auth. Ind. Dev. Rev., Tarmac America Proj., A.M.T., F.R.W.D.	A-1+(b)	1.20	5/06/04	(g)	3,000		3,000,000

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

Louisiana 0.5%
St. Charles Parish Poll. Ctrl. Rev., Shell Oil Co. Proj., Ser. A, A.M.T., F.R.D.D.	VMIG1	1.13%	5/03/04	(g)	$1,800	$1,800,000
West Baton Rouge Parish Ind. Dist. No. 3 Rev.,
Dow Chemical Co. Proj., Ser. A, A.M.T., F.R.D.D.	P-2	1.23	5/03/04	(g)	1,700	1,700,000
Dow Chemical Co. Proj., Ser. B, F.R.D.D.	P-2	1.20	5/03/04	(g)	200	200,000

						3,700,000

North Carolina 0.6%
Halifax Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev., Westmoreland, A.M.T.	Aa2	1.16	5/03/04	(g)	1,300	1,300,000
Municipal Secs. Trust Cert., Ser. 2001-125, Tr. Cert. Cl. A, F.R.D.D., G.O.	A-1(b)	1.12	5/03/04	(g)	2,900	2,900,000

						4,200,000

Rhode Island 0.2%
Providence Hsg. Auth. Multi-Fam. Rev., Hsg. Cathedral Square, Ser. B	A-1+(b)	1.17	5/03/04	(g)	1,300	1,300,000

South Carolina
Berkeley Cnty. Exempt Fac. Ind. Rev., Amoco Chemical Co. Proj., A.M.T., F.R.D.D.	VMIG1	1.13	5/03/04	(g)	200	200,000

Texas 0.3%
Gulf Coast Ind. Dev. Auth. Environ. Facs. Rev., Citgo Petroleum Corp. Proj., A.M.T., F.R.D.D.	VMIG1	1.14	5/03/04	(g)	200	200,000
Gulf Coast Waste Disp. Auth. Environ. Facs. Rev., Amoco Oil Co. Proj., A.M.T., F.R.D.D.	VMIG1	1.13	5/03/04	(g)	1,700	1,700,000

						1,900,000

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	29

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

Washington 0.1%
Port Bellingham Ind. Dev. Corp. Environ. Facs. Ind., BP West Coast Prods. LLC Proj., A.M.T., F.R.D.D.	VMIG1	1.13%	5/03/04	(g)	$800	$800,000

Total short-term investments (cost $18,700,000)						18,700,000

Total Investments 102.1% (cost $721,387,568; Note 5)						702,788,580
Liabilities in excess of other assets (2.1)%						(14,401,487)

Net Assets 100.0%						$688,387,093

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate Daily Demand Note(g).

F.R.W.D.—Floating Rate Weekly Demand Note(g).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

P.S.F.G.—Public School Fund Guaranty.

R.I.B.S.—Residential Interest Bonds.

R.I.T.E.S—Residual Interest Tax Exempt Securities Receipts.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	Standard & Poor’s rating.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Prerefunded issues are secured by escrowed cash and/or direct U.S. government guaranteed obligations.
(e)	All or partial principal amount segregated as initial margin on financial futures contracts.
(f)	Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
(g)	The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

(h) Fair valued security—value is determined under procedures approved by the Board of Trustees.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Statement of Assets and Liabilities

as of April 30, 2004

Assets
Investments, at value (cost $721,387,568)	$702,788,580
Cash	39,044
Receivable for investments sold	40,323,400
Interest receivable	13,810,028
Receivable for Series shares sold	230,895
Due from broker-variation margin	166,332
Unrealized appreciation on interest rate swaps	97,411
Prepaid expenses	16,812

Total assets	757,472,502

Liabilities
Payable for investments purchased	65,797,207
Payable for Series shares reacquired	1,588,474
Dividends payable	1,002,199
Management fee payable	285,749
Accrued expenses	204,926
Distribution fee payable	190,665
Deferred trustees’ fees	16,189

Total liabilities	69,085,409

Net Assets	$688,387,093

Net assets were comprised of:
Shares of beneficial interest, at par	$688,711
Paid-in capital in excess of par	756,474,096

757,162,807
Undistributed net investment income	1,701,509
Accumulated net realized loss on investments	(51,696,746)
Net unrealized depreciation on investments, financial futures contracts and interest rate swap	(18,780,477)

Net assets, April 30, 2004	$688,387,093

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($457,183,566 ÷ 45,744,700 shares of beneficial interest issued and outstanding)	$9.99
Maximum sales charge (4% of offering price)	0.42

Maximum offering price to public	$10.41

Class B
Net asset value, offering price and redemption price per share ($192,516,976 ÷ 19,255,103 shares of beneficial interest issued and outstanding)	$10.00

Class C
Net asset value, offering price and redemption price per share ($24,599,486 ÷ 2,460,447 shares of beneficial interest issued and outstanding)	$10.00

Class Z
Net asset value, offering price and redemption price per share ($14,087,065 ÷ 1,410,836 shares of beneficial interest issued and outstanding)	$9.98

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	33

Statement of Operations

Year Ended April 30, 2004

Net Investment Income
Income
Interest	$45,384,436

Expenses
Management fee	3,708,037
Distribution fee—Class A	1,199,229
Distribution fee—Class B	1,096,880
Distribution fee—Class C	202,259
Transfer agent’s fees and expenses	299,000
Reports to shareholders	255,000
Custodian’s fees and expenses	170,000
Registration fees	52,000
Legal fees and expenses	43,000
Audit fee	25,000
Trustees’ fees	17,000
Miscellaneous	29,067

Total expenses	7,096,472

Net investment income	38,287,964

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	10,504,919
Financial futures transactions	(5,080,773)
Interest rate swap	(210,146)
Options written	128,223

5,342,223

Net change in unrealized appreciation (depreciation) on:
Investments transactions	(13,011,052)
Financial futures contracts	(210,210)
Interest rate swap	97,411

(13,123,851)

Net loss on investments	(7,781,628)

Net Increase In Net Assets Resulting From Operations	$30,506,336

See Notes to Financial Statements.

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Statement of Changes in Net Assets

(Unaudited)

	Year Ended April 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$38,287,964	$43,500,365
Net realized gain (loss) on investments transactions	5,342,223	(2,719,955)
Net change in unrealized appreciation (depreciation) on investments	(13,123,851)	6,197,152

Net increase in net assets resulting from operations	30,506,336	46,977,562

Dividends
Dividends from net investment income
Class A	(25,207,520)	(27,212,576)
Class B	(10,929,151)	(13,811,235)
Class C	(1,276,742)	(1,351,027)
Class Z	(863,578)	(621,063)

	(38,276,991)	(42,995,901)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	53,315,667	72,704,604
Net asset value of shares issued in reinvestment of dividends	17,099,105	19,333,005
Cost of shares reacquired	(150,460,389)	(140,516,971)

Net decrease in net assets from Series share transactions	(80,045,617)	(48,479,362)

Total decrease	(87,816,272)	(44,497,701)

Net Assets
Beginning of year	776,203,365	820,701,066

End of year(a)	$688,387,093	$776,203,365

(a) Includes undistributed net investment income of	$1,701,509	$1,534,048

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	35

Portfolio of Investments

as of April 30, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 98.9%

Alabama 1.3%
Alabama St. Pub. Sch. & Coll. Auth., Cap. Impvt., Ser. D	Aa3	5.25%	8/01/05	$4,000		$4,185,840

California 9.1%
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	7,000		7,132,230
Inland Empire Solid Wste. Landfill Impvt., Proj. B, F.S.A., A.M.T.	Aaa	6.00	8/01/16	2,000	(d)	2,212,120
Los Angeles Unif. Sch. Dist. Cert. Part., Admin. Bldg. Proj., Ser. B, C.O.P.	Aaa	5.00	10/01/31	6,525		6,476,584
San Diego Cnty. Wtr. Rev., G.O., F.G.I.C.	Aaa	10.028(c)	4/26/06	5,800		6,610,144
San Joaquin Hills Trans. Corridor Agcy. Toll Rd. Rev., Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	1/15/36	10,000		1,677,700
South Orange Cnty. Pub. Fin., Foothill Area Proj., Ser. C, F.G.I.C.	Aaa	8.00	8/15/08	2,000		2,420,480
Stockton Redev. Agcy. Rev., Stockton Events Ctr., Arena Proj., F.G.I.C.	Aaa	5.00	9/01/36	2,750		2,858,598

						29,387,856

Colorado 4.0%
Colorado Dept. Trans. Rev., Trans. Rev. Antic Nts., Ser. A, F.G.I.C.	Aaa	5.00	12/15/16	7,000		7,438,620
Denver City & Cnty. Arpt. Rev., Ser. C, A.M.T., M.B.I.A.	Aaa	5.60	11/15/11	5,000		5,393,450

						12,832,070

District of Columbia 2.2%
Dist. of Columbia, G.O.,
Ser. A, M.B.I.A.	Aaa	6.50	6/01/10	3,095	(e)	3,602,085
Ser. A, E.T.M., M.B.I.A.	Aaa	6.50	6/01/10	2,905		3,416,483

						7,018,568

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida 6.4%
Brevard Cnty. Hlth. Facs. Auth., Holmes Reg. Med. Ctr. Proj., M.B.I.A.	Aaa	5.60%	10/01/10	$6,000	$6,491,880
Florida St. Corr. Privatization Comn. Cert. Partner, A.M.B.A.C., C.O.P.,
Ser. B	Aaa	5.00	8/03/15	2,125	2,252,585
Ser. B	Aaa	5.00	8/01/16	2,235	2,353,991
Indian River Cnty. Wtr. & Swr. Rev., Ser. A, F.G.I.C.	Aaa	5.25	9/04/18	2,600	2,756,130
Orange Cnty. Tourist Dev. Tax Rev.	Aaa	5.00	10/01/17	2,000	2,075,300
Palm Beach Cnty. Pub. Impvt. Rev., Convention Ctr. Proj., F.G.I.C.	Aaa	5.00	11/01/30	2,000	2,174,440
Volusia Cnty. Sch. Brd. Sales Tax Rev., F.S.A.	Aaa	5.00	10/01/09	2,330	2,549,230

					20,653,556

Georgia 3.0%
Atlanta Arpt. Facs. Rev., Ser. A, A.M.B.A.C., E.T.M.	Aaa	6.50	1/04/10	2,000	2,338,480
Georgia Mun. Elec. Auth., Pwr. Rev., Ser. B, M.B.I.A.	Aaa	6.20	1/04/10	3,495	3,998,280
Newnan Hosp. Auth. Rev.	Aaa	5.50	1/04/21	3,185	3,408,969

					9,745,729

Hawaii 2.7%
Hawaii Dept. Budget & Fin., Hawaiian Elec. Co. Projs., Ser. C, A.M.B.A.C., A.M.T.	Aaa	6.20	11/01/29	8,000	8,774,640

Idaho 0.3%
Idaho Hsg. & Fin. Assoc., Sngl. Fam. Mtge., Ser. E, A.M.T.	Aaa	5.55	7/01/31	955	971,932

Illinois 7.5%
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A., A.M.T.	Aaa	5.75	1/03/22	5,000	5,243,900

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	37

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chicago O’Hare Int’l. Arpt. Pass. Facs. Chrg., Ser. A, A.M.B.A.C.	Aaa	5.625%	1/02/15	$2,000	$2,136,440
Chicago Proj. & Rfdg., G.O., F.G.I.C.	Aaa	5.25	1/03/28	2,000	2,024,000
Illinois St.,
G.O.	Aaa	5.625	4/01/15	3,250	3,565,510
G.O., F.S.A.	Aaa	5.25	4/01/22	2,500	2,594,375
Illinois St. Civic Ctr., Spec. St. Oblig., F.S.A.	Aaa	5.50	12/15/15	2,710	2,955,634
Mclean & Woodford Cntys. Cmnty. Unif. Sch. Dist. No. 005, F.S.A., G.O.	Aaa	5.625	12/01/17	4,000	4,389,400
Onterie Ctr. Hsg. Fin. Corp., Mtge. Rev., Ser. A, M.B.I.A.	Aaa	7.00	7/02/12	1,410	1,433,618

					24,342,877

Kansas 0.7%
Saline Cnty. Unif. Sch. Dist., G.O., F.S.A.	Aaa	5.50	9/01/17	2,000	2,179,900

Louisiana 1.4%
New Orleans Fin. Auth., Sngl. Fam. Mtge., Ser. B-2, A.M.T., G.N.M.A./F.N.M.A.,	Aaa	6.00	12/01/21	1,105	1,147,863
New Orleans, G.O., A.M.B.A.C. C.A.B.S.	Aaa	Zero	9/01/09	4,000	3,311,040

					4,458,903

Maryland 0.1%
Prince Georges Cnty. Hsg., Sngl. Fam. Mtge., Ser. A, A.M.T., G.N.M.A./F.N.M.A.	AAA(b)	6.15	8/01/19	210	219,238

Massachusetts 2.0%
Boston Convention Ctr. Act of 1997, Spec. Oblig., Ser. A, A.M.B.A.C.	Aaa	5.00	5/01/19	2,000	2,074,740
Massachusetts St., Cons. Ln., Ser. C, G.O.	Aaa	5.50	11/01/10	4,000	4,479,680

					6,554,420

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Michigan 6.3%
Detroit Wtr. Sup. Sys., Ser. B, M.B.I.A.	Aaa	5.25%	7/01/32	$7,500	$7,660,950
Michigan Mun. Bond Auth. Rev., Clean Wtr., St. Revolving Fd.	Aaa	5.00	10/01/15	4,000	4,278,120
Saginaw Hosp. Fin. Auth., Hosp. Rev., Ser. C, M.B.I.A.	Aaa	6.50	7/01/11	4,000	4,004,160
Western Twnshp. Util., G.O., M.B.I.A.	Aaa	5.25	1/02/07	4,000	4,303,680

					20,246,910

Minnesota 4.1%
Bass Brook Poll. Ctrl. Rev., M.B.I.A.	Aaa	6.00	7/01/22	1,600	1,610,768
Becker Indpt. Sch. Dist. No. 726., F.S.A.,
Ser. A	Aaa	6.00	2/01/15	1,610	1,831,552
Ser. A	Aaa	6.00	2/01/16	1,750	1,990,818
Minneapolis & St. Paul Metro. Arpts., F.G.I.C.,
Ser. A	Aaa	5.75	1/02/32	4,285	4,628,357
Ser. C	Aaa	5.50	1/02/19	3,000	3,248,790

					13,310,285

Missouri 1.0%
St. Louis Arpt. Rev., Arpt. Dev. Proj., Ser. A, M.B.I.A.	Aaa	5.625	7/01/19	3,000	3,257,550

Nevada 1.3%
Washoe Cnty. Arpt. Auth. Arpt. Sys. Impvt. Rev., F.S.A.	Aaa	5.00	7/01/11	4,005	4,303,933

New Jersey 2.4%
Jersey City Swr. Auth.,
Rev., A.M.B.A.C.	Aaa	6.00	1/04/10	2,585	2,948,813
Rev., A.M.B.A.C.	Aaa	6.25	1/02/14	4,255	4,975,244

					7,924,057

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	39

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York 13.7%
Erie Cnty. Ind. Dev. Agcy. Sch. Facs. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75%	5/03/21	$2,750		$3,017,575
Islip Res. Rec. Facs., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,750		2,086,893
Metro. Trans. Auth., N.Y. Svc. Contract, Rfdg., M.B.I.A.
Ser. B	Aaa	5.50	7/01/19	5,000		5,407,450
Ser. B	Aaa	5.50	7/01/23	7,285		7,684,072
Metro. Trans. Auth., N.Y. Trans. Facs. Rev., Ser. A, F.S.A.	Aaa	5.75	7/01/11	5,000	(d)	5,603,650
Nassau Cnty. Interim Fin. Auth., Sales Tax Secured, Ser. A, A.M.B.A.C.	Aaa	5.00	11/15/12	2,500		2,695,100
New York, NY, Ser. G, M.B.I.A.	Aaa	5.75	2/03/14	3,000		3,220,080
New York St. Dorm. Auth. Rev., Sch. Dist. Fin. Proj., Ser. A, M.B.I.A.	Aaa	5.75	10/02/17	3,000		3,336,120
New York St. Engy. Res. & Dev. Auth. Poll. Ctrl. Rev., Cent. Hudson Gas & Elec., Ser. A, A.M.T.	Aaa	3.00	12/01/28	2,000		1,965,760
New York St. Environ. Facs. Poll. Ctrl. Rev.,
Ser. C	Aaa	5.70	7/16/12	25		26,921
Ser. C	Aaa	5.75	7/15/13	10		10,777
Ser. C	Aaa	5.80	7/15/14	35		37,778
Suffolk Cnty. Judicial Facs., John P. Cohalan Complex, A.M.B.A.C.	Aaa	5.75	10/15/12	3,000		3,322,020
Tobacco Settlement Fin. Corp.,
Asset-Bkd, Ser. A-1	A3	5.50	6/02/14	3,000		3,216,540
Ser. C-1	A3	5.50	6/02/14	1,500		1,608,270
Ser. C-1	A3	5.50	6/01/15	1,000		1,066,380

						44,305,386

Ohio 1.6%
Bowling Green St. Univ., F.G.I.C.	Aaa	5.75	6/01/16	2,815		3,131,800
Ohio St. Wtr. Dev. Auth. Rev., Wtr. Dev., Fresh Wtr. Ser. A	Aa3	5.125	12/01/18	2,000		2,086,780

						5,218,580

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oklahoma 3.7%
Edmond Pub. Wks. Auth. Util. Rev., A.M.B.A.C.	Aaa	5.625%	7/01/24	$4,440	$4,736,992
Norman Reg. Hosp. Auth., Rev., Ser. A, M.B.I.A.	Aaa	5.50	9/01/11	4,110	4,468,474
Oklahoma City Arpt. Trust, Jr. Lien, Ser. 24, A.M.B.A.C., A.M.T.	Aaa	5.75	2/01/18	2,620	2,769,104

					11,974,570

Pennsylvania 1.7%
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.	Aaa	5.50	7/03/17	5,000	5,466,350

South Carolina 2.0%
Lexington Wtr. & Swr., Rev., Ser. A, M.B.I.A.	Aaa	5.75	4/01/20	4,180	4,610,247
Univ. of South Carolina, Rev., Ser. A, F.G.I.C.	Aaa	5.75	6/01/30	1,615	1,733,719

					6,343,966

Texas 6.6%
Corpus Christi Util. Sys. Rev., F.S.A.,
Ser. A	Aaa	6.00	7/15/19	3,255	3,680,722
Ser. A	Aaa	6.00	7/15/20	3,450	3,891,531
Fort-Worth Indpt. Sch. Dist., Ser. A, G.O., P.S.F.G.	Aaa	5.00	2/15/07	3,345	3,579,284
Houston Arpt. Sys. Rev., E.T.M.	Aaa	7.20	7/01/13	3,265	3,846,170
Mission Cons. Indpt. Sch. Dist., G.O., P.S.F.G.	Aaa	5.75	2/15/19	1,360	1,500,175
Northwest Indpt. Sch. Dist., P.S.F.G.,
Sch. Bldg. & Rfdg., G.O.,	Aaa	5.50	8/15/17	1,080	1,173,150
Sch. Bldg. & Rfdg., G.O.,	Aaa	5.50	8/15/18	1,000	1,082,440
Royse City Indpt. Sch. Dist., Sch. Bldg., G.O., P.S.F.G.	AAA(b)	5.00	8/15/28	1,370	1,363,410
Van Alstyne Indpt. Sch. Dist. Rfdg., G.O., P.S.F.G.	Aaa	5.95	8/15/29	1,105	1,196,218

					21,313,100

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	41

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Utah 1.0%
Utah St., Ser. B, G.O.	Aaa	4.50%	7/01/08	$3,000		$3,215,160

Vermont 0.9%
Vermont Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. 13A, A.M.T., F.S.A.	Aaa	5.45	5/01/26	2,920		3,025,675

Virginia 0.7%
Chesapeake Bay Brdg. & Tunnel Dist. Rev., Gen. Resolution, F.G.I.C.	Aaa	5.75	7/01/08	2,000	(d)	2,139,620

Washington 9.4%
Clark Cnty. Sch. Dist. No. 114, G.O., F.S.A.	Aaa	5.25	12/03/18	3,800		4,020,286
Cowlitz Cnty. Sch. Dist. No. 122 Longview, F.S.A., G.O.	Aaa	5.50	12/01/19	1,725		1,860,309
King Cnty. Sch. Dist. No 411, G.O., F.S.A.	Aaa	6.25	12/01/15	1,900		2,173,923
Ocean Shores, G.O., F.G.I.C.	Aaa	5.50	12/01/20	1,570		1,687,169
Port. Seattle Rev., Rfdg., Ser. A	Aaa	5.375	6/03/13	2,000		2,170,100
Skagit Cnty. Cons. Sch. Dist. No. 320 Mount Vernon, G.O., M.B.I.A.	Aaa	5.50	12/03/18	2,000		2,163,060
Snohomish Cnty. Ltd. Tax, G.O., M.B.I.A.	Aaa	5.375	12/02/19	2,000		2,131,900
Washington St. Hsg. Fin. Comn., Sngl. Fam. Pg., Ser. 2A, A.M.T., G.N.M.A./F.N.M.A.	Aaa	5.375	12/03/18	2,505		2,578,873
Washington St. Pub. Pwr. Supply,
M.B.I.A.	Aaa	5.75	7/01/10	7,000		7,652,190
Ref., Ser. B, C.A.B.S., F.G.I.C., T.C.R.S.	Aaa	Zero	7/01/08	4,500		3,940,470

						30,378,280

West Virginia 1.0%
Clarksburg Wtr. Rev., F.G.I.C.	Aaa	5.25	9/03/19	2,000		2,129,920
West Virginia St. Wtr. Dev. Auth., Ser. B, A.M.B.A.C., A.M.T.	Aaa	5.875	7/01/20	1,015		1,095,012

						3,224,932

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

Wisconsin 0.8%
Manitowoc Elec. Rev., Pwr. Sys., F.G.I.C.	Aaa	5.25%	10/02/34		$2,500	$2,537,900

Total long-term investments (cost $307,160,018)						319,511,783

SHORT-TERM INVESTMENTS 5.1%

California 0.3%
Mun. Secs. Trust Cert., Ser. 2001-136 Trust Cert., Cl. A, F.G.I.C., F.R.D.D.	A-1+(b)	1.12	5/03/04	(f)	900	900,000

Illinois 0.5%
Mun. Secs. Trust Cert., Chicago O’Hare Arpt. Ser. 2000-93, Cl. A, A.M.B.A.C., F.R.D.D.	A-1+(b)	1.15	5/03/04	(f)	1,600	1,600,000

Michigan 0.8%
Detroit Swr. Disp. Rev., Sr. Lien, Ser. B, F.R.D.D.	VMIG1	1.10	5/03/04	(f)	2,500	2,500,000
Eastern Michigan Univ. Rev., Ref. Gen., F.R.D.D.	Aaa	1.10	5/03/04	(f)	200	200,000

						2,700,000

Nevada 2.9%
Clark Cnty. Arpt. Rev., Sub. Lien, Ser. A, F.G.I.C., A.M.T., F.R.D.D.	VMIG1	1.12	5/03/04	(f)	9,500	9,500,000

Texas 0.5%
Dallas-Fort Worth Reg. Arpt. Rev., Mun. Secs. Trust Rcpts., SGA 49, F.R.D.D., M.B.I.A., A.M.T.	A-1+(b)	1.15	5/03/04	(f)	1,755	1,755,000

Washington 0.1%
Clark Cnty. Pub. Util. Dist. No. 001 Generating Sys. Rev., Mun. Secs. Trust Rcpts., Ser. SGA 118, F.S.A., F.R.D.D.	A-1+(b)	1.13	5/03/04	(f)	200	200,000

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	43

Portfolio of Investments

as of April 30, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Total short-term investments (cost $16,655,000)					$16,655,000

Total Investments 104.0% (cost $323,815,018; Note 5)					336,166,783
Liabilities in excess of other assets (4.0)%					(13,037,105)

Net Assets 100.0%					$323,129,678

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note(f).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

P.S.F.G.—Public School Fund Guaranty.

T.C.R.S.—Transferable Custodial Receipts.

(b)	Standard & Poor’s rating.
(c)	Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
(d)	Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(e)	Pledged as initial margin for financial futures contracts.
(f)	The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Statement of Assets and Liabilities

as of April 30, 2004

Assets
Investments, at value (cost $323,815,018)	$336,166,783
Cash	86,790
Receivable for investments sold	19,011,700
Interest receivable	4,699,987
Due from broker-variation margin	146,500
Receivable for Series shares sold	68,625
Unrealized appreciation on interest rate swaps	45,395
Prepaid expenses	9,131

Total assets	360,234,911

Liabilities
Payable for investments purchased	34,968,449
Payable for Series shares reacquired	1,491,438
Dividends payable	320,630
Management fee payable	135,446
Accrued expenses	95,846
Distribution fee payable	80,433
Deferred trustees’ fees	12,991

Total liabilities	37,105,233

Net Assets	$323,129,678

Net assets were comprised of:
Shares of beneficial interest, at par	$296,481
Paid-in capital in excess of par	308,356,468

308,652,949
Undistributed net investment income	332,410
Accumulated net realized gain on investments	2,247,507
Net unrealized appreciation on investments, financial futures contracts and interest rate swap	11,896,812

Net assets, April 30, 2004	$323,129,678

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($257,738,436 ÷ 23,652,697 shares of beneficial interest issued and outstanding)	$10.90
Maximum sales charge (4% of offering price)	0.45

Maximum offering price to public	$11.35

Class B
Net asset value, offering price and redemption price per share ($51,431,649 ÷ 4,714,515 shares of beneficial interest issued and outstanding)	$10.91

Class C
Net asset value, offering price and redemption price per share ($7,629,376 ÷ 699,376 shares of beneficial interest issued and outstanding)	$10.91

Class Z
Net asset value, offering price and redemption price per share ($6,330,217 ÷ 581,510 shares of beneficial interest issued and outstanding)	$10.89

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	47

Statement of Operations

Year Ended April 30, 2004

Net Investment Income
Income
Interest	$15,871,148

Expenses
Management fee	1,717,443
Distribution fee—Class A	678,321
Distribution fee—Class B	282,330
Distribution fee—Class C	62,468
Transfer agent’s fees and expenses	162,000
Custodian’s fees and expenses	145,000
Reports to shareholders	78,000
Registration fees	42,000
Legal fees and expenses	37,000
Audit fee	24,000
Trustees’ fees	16,000
Miscellaneous	17,234

Total expenses	3,261,796

Net investment income	12,609,352

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	7,868,873
Financial futures transactions	(3,001,887)
Interest rate swap	62,108
Options written	53,274

4,982,368

Net change in unrealized appreciation (depreciation) on:
Investments transactions	(16,556,017)
Financial futures contracts	(469,411)
Interest rate swap	45,395

(16,980,033)

Net loss on investments	(11,997,665)

Net Increase In Net Assets Resulting From Operations	$611,687

See Notes to Financial Statements.

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Statement of Changes in Net Assets

(Unaudited)

	Year Ended April 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$12,609,352	$14,843,441
Net realized gain on investments	4,982,368	7,450,868
Net change in unrealized appreciation (depreciation) on investments	(16,980,033)	7,510,833

Net increase in net assets resulting from operations	611,687	29,805,142

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(10,094,835)	(11,672,945)
Class B	(1,949,647)	(2,338,618)
Class C	(266,136)	(285,559)
Class Z	(295,156)	(298,062)

	(12,605,774)	(14,595,184)

Distributions from net realized gains
Class A	(7,002,039)	—
Class B	(1,457,020)	—
Class C	(211,875)	—
Class Z	(186,705)	—

	(8,857,639)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	39,399,592	64,183,997
Net asset value of shares issued in reinvestment of dividends and distributions	13,517,012	8,444,955
Cost of shares reacquired	(68,371,805)	(55,468,023)

Net increase (decrease) in net assets from Series share transactions	(15,455,201)	17,160,929

Total increase (decrease)	(36,306,927)	32,370,887

Net Assets
Beginning of year	359,436,605	327,065,718

End of year(a)	$323,129,678	$359,436,605

(a) Includes undistributed net investment income of	$332,410	$313,244

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	49

Notes to Financial Statements

Dryden Municipal Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the “High Income Series” and the “Insured Series”. Investment operations for Class A, Class B, Class C and Class Z shares of each Series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which

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reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

Dryden Municipal Bond Fund	51

Notes to Financial Statements

Cont’d

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option that is traded in the over-the-counter market, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were developed as asset/liability management tools. In more complex swaps, the notional principal may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract, if any.

The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

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Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to market interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income.

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from the net investment income daily and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net

Dryden Municipal Bond Fund	53

Notes to Financial Statements

Cont’d

investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A shares and Class C shares, respectively.

PIMS has advised the High Income Series and Insured Series that it received approximately $142,600 ($128,800—Class A; $13,800—Class C) and $114,900 ($102,800—Class A; $12,100—Class C), respectively, in front-end sales charges during the year ended April 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2004, it received approximately $279,900 ($264,800—Class B; $15,100—Class C) and $135,900 ($131,000—Class B; $4,900—Class C) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended April 30, 2004, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is April 30, 2004. Effective May 1, 2004, the commitment will be reduced to $500 million. All other terms and conditions will remain the same. The expiration of the renewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the

Dryden Municipal Bond Fund	55

Notes to Financial Statements

Cont’d

year ended April 30, 2004, the Fund incurred approximately $353,000 ($229,900—High Income Series; $123,100—Insured Series) for the services of PMFS. As of April 30, 2004, approximately $28,100 ($18,300—High Income Series; $9,800—Insured Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $46,700 ($36,400—High Income Series; $10,300—Insured Series) in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), and Prudential Securities, Inc. (“PSI”), an affiliate of PI. As of April 30, 2004, approximately $3,600 ($2,800—High Income Series; $800—Insured Series) of such fees were due to Wachovia. Effective July 1, 2003, PSI and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby PSI and Wachovia Corp. combined their brokerage business with Prudential holding a minor interest. Prior to July 1, 2003 PSI was an indirect wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses on the Statements of Operations.

For the fiscal year ended April 30, 2004, the Fund did not pay brokerage commissions to Wachovia.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2004, were as follows:

Series	Purchases	Sales
High Income	$634,759,981	$683,502,818
Insured	$230,505,673	$240,005,406

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Transactions in call options written during the year ended April 30, 2004, were as follows:

	Contracts	Premiums
High Income
Balance as of April 30, 2003	—	$—
Options written	281	140,695
Options expired	(207)	(87,744)
Options Terminated in closing purchase transactions	(74)	(52,951)

Balance as of April 30, 2004	—	$—

Insured
Balance as of April 30, 2003	—	$—
Options written	119	57,151
Options expired	(96)	(40,693)
Options Terminated in closing purchase transactions	(23)	(16,458)

Balance as of April 30, 2004	—	$—

During the year ended April 30, 2004, the High Income Series and Insured Series entered into financial futures contracts. Details of open contracts at April 30, 2004 are as follows:

Series	Number of Contracts	Type	Expiration Date	Value at April 30, 2004	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
High Income		Long Positions:
	236	U.S. Treasury Bonds	June 04	$25,274,125	$25,528,566	$(254,441)
	93	U.S. Treasury 10 yr. Notes	June 04	10,276,500	10,301,020	(24,520)

						$(278,961)

Series	Number of Contracts	Type	Expiration Date	Value at April 30, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
Insured		Long Positions:
	121	U.S. Treasury Bonds	June 04	$12,958,344	$13,272,509	$(314,165)
	173	U.S. Treasury 10 yr. Notes	June 04	19,116,500	19,302,683	(186,183)

						$(500,348)

Dryden Municipal Bond Fund	57

Notes to Financial Statements

Cont’d

During the year ended April 30, 2004, the Series entered into interest rate swap agreements. Details of the swap agreements outstanding as of April 30, 2004 are as follows:

Series	Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
High Income	Morgan Stanley Capital Services (a)	07/29/2014	$20,600	3.8825%	BMA Municipal Swap Index	$97,411
Insured	Morgan Stanley Capital Services (a)	07/29/2014	$9,600	3.8825%	BMA Municipal Swap Index	$45,395

(a)	Portfolio pays the fixed rate and receives the floating rate.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments.

For the year ended April 30, 2004, the adjustments were as follows:

Series	Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
High Income	$(540,793)	$156,488	$384,305
Insured	—	$15,588	$(15,588)

These adjustments were primarily due to the sale of securities purchased with market discount, expired capital loss carryforward and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

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The tax character of total dividends paid for the years ended are as follows:

	High Income Series	Insured Series
April 30, 2004
Tax-Exempt	$38,169,475	$12,548,980
Ordinary Income	107,516	56,794
Long-term Capital Gains	—	8,857,639

Total Dividends	$38,276,991	$21,463,413

April 30, 2003
Tax-Exempt	$42,995,901	$14,595,184

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Series	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
High Income	$2,458,152	$245,556	—
Insured	$593,862	$59,178	$1,478,371

These amounts include a dividends payable timing difference of $1,002,199 and $320,630 as of April 30, 2003 to the High Income Series and Insured Series, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation(depreciation) as of April 30, 2004 were as follows:

Series	Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Tax basis Adjustments	Adjusted Net Unrealized Appreciation (Depreciation)
High Income	$721,615,183	$27,083,049	$(45,909,652)	$(18,826,603)	$97,471	$(18,729,132)
Insured	$323,546,232	$14,378,722	$(1,758,171)	$12,620,551	$45,395	$12,665,946

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the differences in the treatment of discount amortization for book and tax purposes.

For federal income tax purposes, The High Income Series has a capital loss carryforward as of April 30, 2004 of approximately $50,885,000, of which $3,225,000 expires in 2005, $554,000 expires in 2006, $3,137,000 expires in 2007, $5,906,000 expires in 2008, $20,095,000 expires in 2009, $13,512,000 expires in 2010 and $4,456,000 expires in 2011. As of April 30, 2004, the Series utilized approximately $5,842,000 of its capital loss carryforward and approximately

Dryden Municipal Bond Fund	59

Notes to Financial Statements

Cont’d

$541,000 expired. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to differences in the treatment of discount and premium amortization for book and tax purposes.

Note 6. Capital

The High Income Series and Insured Series offer Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 4%. Effective March 15, 2004, all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for fiscal years ended April 30, 2004 and April 30, 2003, were as follows:

	High Income Series Class A		Insured Series Class A
	Shares	Amount	Shares	Amount
Year Ended April 30, 2004
Shares sold	2,982,186	$30,011,088	2,366,060	$26,820,648
Shares issued in reinvestment of dividends and distributions	1,135,503	11,521,606	947,575	10,712,511
Shares reacquired	(9,454,923)	(95,529,854)	(4,417,356)	(50,085,703)

Net increase (decrease) in shares outstanding before conversion	(5,337,234)	(53,997,160)	(1,103,721)	(12,552,544)
Shares issued upon conversion from Class B	2,484,594	25,324,224	504,923	5,847,494

Net increase (decrease) in shares outstanding	(2,852,640)	$(28,672,936)	(598,798)	$(6,705,050)

	High Income Series Class A		Insured Series Class A
	Shares	Amount	Shares	Amount
Year Ended April 30, 2003
Shares sold	3,121,105	$31,490,883	2,622,924	$29,810,727
Shares issued in reinvestment of dividends and distributions	1,257,285	12,663,001	588,736	6,681,027
Shares reacquired	(9,031,671)	(91,022,647)	(3,309,260)	(37,601,848)

Net increase (decrease) in shares outstanding before conversion	(4,653,281)	(46,868,763)	(97,600)	(1,110,094)
Shares issued upon conversion from Class B	3,385,726	34,236,561	782,413	8,923,247

Net increase (decrease) in shares outstanding	(1,267,555)	$(12,632,202)	684,813	$7,813,153

	High Income Series Class B		Insured Series Class B
	Shares	Amount	Shares	Amount
Year Ended April 30, 2004
Shares sold	890,244	$9,045,150	731,337	$8,360,381
Shares issued in reinvestment of dividends and distributions	430,037	4,363,278	192,647	2,181,194
Shares reacquired	(3,450,421)	(34,941,711)	(939,519)	(10,655,967)

Net increase (decrease) in shares outstanding before conversion	(2,130,140)	(21,533,283)	(15,535)	(114,392)
Shares issued upon conversion into Class A	(2,483,978)	(25,324,224)	(504,418)	(5,847,494)

Net increase (decrease) in shares outstanding	(4,614,118)	$(46,857,507)	(519,953)	$(5,961,886)

Dryden Municipal Bond Fund	61

Notes to Financial Statements

Cont’d

	High Income Series Class B		Insured Series Class B
	Shares	Amount	Shares	Amount
Year Ended April 30, 2003
Shares sold	2,018,009	$20,355,002	1,694,767	$19,296,613
Shares issued in reinvestment of dividends and distributions	549,975	5,540,680	122,602	1,392,373
Shares reacquired	(3,707,260)	(37,355,609)	(771,419)	(8,779,499)

Net increase (decrease) in shares outstanding before conversion	(1,139,276)	(11,459,927)	1,045,950	11,909,487
Shares issued upon conversion into Class A	(3,384,862)	(34,236,561)	(781,727)	(8,923,247)

Net increase (decrease) in shares outstanding	(4,524,138)	$(45,696,488)	264,223	$2,986,240

	High Income Series Class C		Insured Series Class C
	Shares	Amount	Shares	Amount
Year Ended April 30, 2004
Shares sold	195,467	$1,984,234	114,819	$1,320,672
Shares issued in reinvestment of dividends and distributions	67,249	682,480	29,002	328,359
Shares reacquired	(602,755)	(6,102,370)	(173,459)	(1,981,231)

Net increase (decrease) in shares outstanding	(340,039)	$(3,435,656)	(29,638)	$(332,200)

	High Income Series Class C		Insured Series Class C
	Shares	Amount	Shares	Amount
Year Ended April 30, 2003
Shares sold	692,038	$6,980,526	296,896	$3,370,356
Shares issued in reinvestment of dividends and distributions	71,983	725,088	16,363	185,966
Shares reacquired	(610,122)	(6,161,288)	(166,089)	(1,884,519)

Net increase (decrease) in shares outstanding	153,899	$1,544,326	147,170	$1,671,803

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	High Income Series Class Z		Insured Series Class Z
	Shares	Amount	Shares	Amount
Year Ended April 30, 2004
Shares sold	1,212,110	$12,275,195	255,063	$2,897,891
Shares issued in reinvestment of dividends and distributions	52,458	531,741	26,088	294,948
Shares reacquired	(1,374,892)	(13,886,454)	(492,160)	(5,648,904)

Net increase (decrease) in shares outstanding	(110,324)	$(1,079,518)	(211,009)	$(2,456,065)

	High Income Series Class Z		Insured Series Class Z
	Shares	Amount	Shares	Amount
Year Ended April 30, 2003
Shares sold	1,376,787	$13,878,193	1,029,651	$11,706,301
Shares issued in reinvestment of dividends and distributions	40,192	404,236	16,341	185,589
Shares reacquired	(592,571)	(5,977,427)	(636,436)	(7,202,157)

Net increase (decrease) in shares outstanding	824,408	$8,305,002	409,556	$4,689,733

Note 7. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Directors in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Series.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended April 30, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Dryden Municipal Bond Fund	63

Financial Highlights

Class A
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.11

Income (loss) from investment operations
Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	(.12)

Total from investment operations	.41

Less Dividends:
Dividends from net investment income	(.53)

Net asset value, end of year	$9.99

Total Return(a):	4.13%
Ratios/Supplemental Data:
Net assets, end of year (000)	$457,184
Average net assets (000)	$479,691
Ratios to average net assets:
Expenses, including distribution fees(c)	.87%
Expenses, excluding distribution fees	.62%
Net investment income	5.25%
For Class A, B, C and Z shares:
Portfolio turnover rate	89%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain or loss per share by $.01 and increase the ratio of net investment income from 5.84% to 5.87%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended April 30,
2003	2002(b)	2001	2000

$10.06	$10.11	$10.22	$11.21

.56	.61	.61	.63
.04	(.06)	(.12)	(.99)

.60	.55	.49	(.36)

(.55)	(.60)	(.60)	(.63)

$10.11	$10.06	$10.11	$10.22

6.15%	5.53%	4.94%	(3.31)%

$491,218	$501,501	$522,556	$503,874
$496,597	$517,930	$527,117	$506,888

.85%	.84%	.84%	.82%
.60%	.59%	.59%	.57%
5.53%	5.87%	6.05%	5.86%

88%	58%	46%	27%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	65

Financial Highlights

Cont’d

Class B
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.11

Income (loss) from investment operations
Net investment income	.51
Net realized and unrealized gain (loss) on investment transactions	(.12)

Total from investment operations	.39

Less Dividends:
Dividends from net investment income	(.50)

Net asset value, end of year	$10.00

Total Return(a):	3.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$192,517
Average net assets (000)	$219,376
Ratios to average net assets:
Expenses, including distribution fees	1.12%
Expenses, excluding distribution fees	.62%
Net investment income	5.00%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 5.59% to 5.62%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended April 30,
2003	2002(b)	2001	2000

$10.06	$10.11	$10.22	$11.21

.54	.58	.59	.60
.04	(.06)	(.13)	(.99)

.58	.52	.46	(.39)

(.53)	(.57)	(.57)	(.60)

$10.11	$10.06	$10.11	$10.22

5.88%	5.27%	4.68%	(3.55)%

$241,311	$285,581	$324,299	$457,841
$264,067	$307,192	$375,632	$559,879

1.10%	1.09%	1.09%	1.07%
.60%	.59%	.59%	.57%
5.31%	5.62%	5.78%	5.59%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	67

Financial Highlights

Cont’d

Class C
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.11

Income (loss) from investment operations
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.11)

Total from investment operations	.37

Less Dividends:
Dividends from net investment income	(.48)

Net asset value, end of year	$10.00

Total Return(a):	3.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,599
Average net assets (000)	$26,968
Ratios to average net assets:
Expenses, including distribution fees(c)	1.37%
Expenses, excluding distribution fees	.62%
Net investment income	4.75%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 5.35% to 5.38%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

See Notes to Financial Statements.

68	Visit our website at www.jennisondryden.com

Class C
Year Ended April 30,
2003	2002(b)	2001	2000

$10.06	$10.11	$10.22	$11.21

.51	.55	.56	.57
.04	(.05)	(.12)	(.99)

.55	.50	.44	(.42)

(.50)	(.55)	(.55)	(.57)

$10.11	$10.06	$10.11	$10.22

5.62%	5.00%	4.42%	(3.79)%

$28,313	$26,619	$27,263	$30,061
$27,121	$27,814	$28,028	$32,762

1.35%	1.34%	1.34%	1.32%
.60%	.59%	.59%	.57%
5.04%	5.38%	5.55%	5.36%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	69

Financial Highlights

Cont’d

Class Z
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.10

Income (loss) from investment operations
Net investment income	.56
Net realized and unrealized gain (loss) on investment transactions	(.12)

Total from investment operations	.44

Less Dividends:
Dividends from net investment income	(.56)

Net asset value, end of year	$9.98

Total Return(a):	4.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,087
Average net assets (000)	$15,572
Ratios to average net assets:
Expenses, including distribution fees	.62%
Expenses, excluding distribution fees	.62%
Net investment income	5.51%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 6.11% to 6.14%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended April 30,
2003	2002(b)	2001	2000

$10.05	$10.10	$10.21	$11.20

.59	.63	.64	.65
.04	(.06)	(.13)	(.99)

.63	.57	.51	(.34)

(.58)	(.62)	(.62)	(.65)

$10.10	$10.05	$10.10	$10.21

6.41%	5.79%	5.19%	(3.07)%

$15,361	$7,000	$5,966	$7,802
$10,813	$6,368	$7,182	$10,493

.60%	.59%	.59%	.57%
.60%	.59%	.59%	.57%
5.78%	6.14%	6.32%	6.07%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	71

Financial Highlights

Cont’d

Class A
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.59

Income (loss) from investment operations
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	(.39)

Total from investment operations	.03

Less dividends and distributions:
Dividends from net investment income	(.42)
Distributions from net realized capital gains	(.30)

Total dividends and distributions	(.72)

Net asset value, end of year	$10.90

Total Return(a):	.13%
Ratios/Supplemental Data:
Net assets, end of year (000)	$257,738
Average net assets (000)	$271,328
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.90%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.72%
For Class A, B, C and Z shares:
Portfolio turnover rate	71%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and to decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.62% to 4.64%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended April 30,
2003	2002(b)	2001	2000

$11.08	$10.91	$10.40	$11.18

.49	.52	.51	.51
.51	.17	.51	(.78)

1.00	.69	1.02	(.27)

(.49)	(.52)	(.51)	(.51)
—	—	—	—

(.49)	(.52)	(.51)	(.51)

$11.59	$11.08	$10.91	$10.40

9.17%	6.38%	9.90%	(2.38)%

$281,077	$261,227	$265,718	$238,690
$272,608	$269,146	$254,718	$243,756

.88%	.87%	.89%	.88%
.63%	.62%	.64%	.63%
4.35%	4.64%	4.72%	4.78%

59%	22%	38%	26%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	73

Financial Highlights

Cont’d

Class B
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.60

Income (loss) from investment operations
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	(.40)

Total from investment operations	—

Less dividends and distributions:
Dividends from net investment income	(.39)
Distributions from net realized capital gains	(.30)

Total dividends and distributions	(.69)

Net asset value, end of year	$10.91

Total Return(a):	(.14)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$51,432
Average net assets (000)	$56,466
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.15%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.47%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment. Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.38% to 4.40%. Per share amounts and ratios for the years ended prior April 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

74	Visit our website at www.jennisondryden.com

Class B
Year Ended April 30,
2003	2002(b)	2001	2000

$11.09	$10.92	$10.41	$11.19

.47	.49	.48	.48
.50	.17	.51	(.78)

.97	.66	.99	(.30)

(.46)	(.49)	(.48)	(.48)
—	—	—	—

(.46)	(.49)	(.48)	(.48)

$11.60	$11.09	$10.92	$10.41

8.90%	6.12%	9.63%	(2.62)%

$60,724	$55,145	$55,459	$91,989
$58,003	$54,136	$70,084	$131,052

1.13%	1.12%	1.14%	1.13%
.63%	.62%	.64%	.63%
4.10%	4.40%	4.48%	4.51%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	75

Financial Highlights

Cont’d

Class C
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.60

Income (loss) from investment operations
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	(.40)

Total from investment operations	(.03)

Less dividends and distributions:
Dividends from net investment income	(.36)
Distributions from net realized capital gains	(.30)

Total dividends and distributions	(.66)

Net asset value, end of year	$10.91

Total Return(a):	(.39)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,629
Average net assets (000)	$8,329
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.21%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.14% to 4.17%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

See Notes to Financial Statements.

76	Visit our website at www.jennisondryden.com

Class C
Year Ended April 30,
2003	2002(b)	2001	2000

$11.09	$10.92	$10.41	$11.19

.44	.47	.45	.46
.50	.16	.51	(.78)

.94	.63	.96	(.32)

(.43)	(.46)	(.45)	(.46)
—	—	—	—

(.43)	(.46)	(.45)	(.46)

$11.60	$11.09	$10.92	$10.41

8.63%	5.86%	9.37%	(2.86)%

$8,457	$6,456	$4,085	$2,949
$7,559	$5,320	$3,413	$2,988

1.38%	1.37%	1.39%	1.38%
.63%	.62%	.64%	.63%
3.85%	4.17%	4.23%	4.29%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	77

Financial Highlights

Cont’d

Class Z
Year Ended April 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.58

Income (loss) from investment operations
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	(.39)

Total from investment operations	.06

Less dividends and distributions:
Dividends from net investment income	(.45)
Distributions from net realized capital gains	(.30)

Total dividends and distributions	(.75)

Net asset value, end of year	$10.89

Total Return(a):	.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,330
Average net assets (000)	$7,365
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	3.98%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.88% to 4.91%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

78	Visit our website at www.jennisondryden.com

Class Z
Year Ended April 30,
2003	2002(b)	2001	2000

$11.07	$10.91	$10.40	$11.18

.52	.55	.53	.54
.50	.15	.51	(.78)

1.02	.70	1.04	(.24)

(.51)	(.54)	(.53)	(.54)
—	—	—	—

(.51)	(.54)	(.53)	(.54)

$11.58	$11.07	$10.91	$10.40

9.45%	6.55%	10.17%	(2.13)%

$9,179	$4,238	$2,182	$1,429
$6,605	$3,152	$1,993	$1,960

.63%	.62%	.64%	.63%
.63%	.62%	.64%	.63%
4.61%	4.91%	4.99%	4.94%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	79

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of the High Income Series and Insured Series (constituting the Dryden Municipal Bond Fund, formerly the Prudential Municipal Bond Fund, hereafter referred to as the “Fund”) including the portfolios of investments, as of April 30, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ending April 30, 2003 and the financial highlights for all years presented prior to the year ended April 30, 2004, were audited by other auditors, whose report dated, June 23, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden Municipal Bond Fund as of April 30, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

June 24, 2004

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2004.

During its fiscal year ended April 30, 2004, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions per share
Series	Class A	Class B	Class C	Class Z
High Income

Tax-Exempt Income	$0.530	$0.504	$0.480	$0.555
Ordinary Income	0.002	—	—	0.005
Long-Term Capital Gains	—	—	—	—

	$0.532	$0.504	$0.480	$0.560

	Dividends and Distributions per share
Series	Class A	Class B	Class C	Class Z
Insured

Tax-Exempt Income	$0.420	$0.392	$0.364	$0.448
Ordinary Income	0.002	—	—	0.005
Long-Term Capital Gains	0.300	0.300	0.300	0.300

	$0.722	$0.692	$0.664	$0.753

Shortly after the close of the calendar year ending December 31, 2004, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2004. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.

Dryden Municipal Bond Fund	81

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 1993(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

82	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (60), Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 178 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (50), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Bond Fund	83

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1996

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45), Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

84	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Bond Fund/High Income Series	85

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.04%	2.59%	4.98% (4.94)	5.79% (5.74)
Class B	–1.00	3.03	5.08 (5.04)	6.51 (6.36)
Class C	2.70	2.93	N/A	4.72 (4.68)
Class Z	4.41	3.69	N/A	5.07 (5.04)

Average Annual Total Returns (Without Sales Charges) as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	4.13%	3.43%	5.41% (5.37)	6.09% (6.04)
Class B	3.95	3.19	5.08 (5.04)	6.51 (6.36)
Class C	3.69	2.93	N/A	4.72 (4.68)
Class Z	4.41	3.69	N/A	5.07 (5.04)

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account

Visit our website at www.jennisondryden.com

values at the beginning of the 10-year period for Class A shares (April 30, 1994) and the account values at the end of the current fiscal year (April 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after the purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Dryden Municipal Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.88%	3.68%	5.27% (5.24)	5.99% (5.93)
Class B	–4.84	4.10	5.37 (5.34)	6.51 (6.19)
Class C	(1.33)	4.01	N/A	5.03 (5.00)
Class Z	0.40	4.77	N/A	5.56 (5.55)

Average Annual Total Returns (Without Sales Charges) as of 4/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	0.13%	4.53%	5.70% (5.67)	6.30% (6.23)
Class B	–0.14	4.26	5.37 (5.34)	6.51 (6.19)
Class C	–0.39	4.01	N/A	5.03 (5.00)
Class Z	0.40	4.77	N/A	5.56 (5.55)

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 1994) and the account values at the end of the

Visit our website at www.jennisondryden.com

current fiscal year (April 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Dryden Municipal Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale• Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn• Clay T. Whitehead

OFFICERS

Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•William V. Healey, Chief Legal Officer•Jonathan D. Shain, Assistant Secretary•Deborah A. Docs, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer•Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Bond Fund/High Income Series
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	262467103	262467202	262467301	262467400

Dryden Municipal Bond Fund/Insured Series
Share Class	A	B	C	Z
NASDAQ	PMIAX	PMINX	PMICX	PMIZX
CUSIP	262467509	262467608	262467707	262467806

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for each Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Quantitative Management and Prudential Fixed Income are business units of Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC is a subsidiary of PIM. Jennison Associates LLC and PIM are registered investment advisers. PIM is a subsidiary of Prudential Financial, Inc.

E-DELIVERY

To receive your mutual fund documents online, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Bond Fund/High Income Series
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	262467103	262467202	262467301	262467400

Dryden Municipal Bond Fund/Insured Series
Share Class	A	B	C	Z
NASDAQ	PMIAX	PMINX	PMICX	PMIZX
CUSIP	262467509	262467608	262467707	262467806

MF133E    IFS-A093040    Ed. 06/2004

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended April 30, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $47,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended April 30, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders: None.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Municipal Bond Fund

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain Assistant Secretary

Date	June 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date	June 29, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date	June 29, 2004

*	Print the name and title of each signing officer under his or her signature.